Putnam
Research
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 20, 2000


REPORT FROM FUND MANAGEMENT

Putnam Global Equity Research Team

The 12-month period ended July 31, 2000, delivered two distinctly different -- and at times volatile -- stock market climates. For Putnam Research Fund, the contrasts and turbulence of the fiscal period helped illustrate the strength of our disciplined investment strategy. By focusing on intense research and individual stock selection, your fund delivered solid returns despite abrupt changes in overall market conditions.

Total return for 12 months ended 7/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
   19.32%  12.47%   18.41%  13.41%   18.43%  17.43%   18.67%  14.51%
----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND MAINTAINS FOCUS DESPITE MARKET DECLINES

We last reported to you six months ago, just after the close of a record-breaking year for the U.S. stock market. The Nasdaq Composite Index, a common measure of technology stocks, had just delivered the largest annual gain for a major market index in U.S. history. In addition, the Dow Jones Industrial Average and the S&P 500 Index, which measure the performance of large-company stocks, both posted double-digit gains for a record fifth straight year. This robust environment continued until March, when a swift and dramatic selloff in the equity markets sharply reversed investor sentiment. The Nasdaq was hardest hit, declining more than 35% in the span of just 11 weeks. While the volatility continued through the end of the fiscal period, the indexes gradually regained some ground as investors took advantage of buying opportunities, inflation fears diminished, and the economy showed signs of slowing.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking              11.7%

Pharmaceuticals      11.0%

Electronics           8.0%

Conglomerates         7.3%

Software              6.9%

*Based on net assets as of 7/31/00. Holdings will vary over time.


Despite the market's changing moods, your fund's management team, which consists of more than 40 global equity analysts, continued to scrutinize companies and recommend the stocks that they believed offered the best long-term growth prospects. This commitment to the fund's strategy proved beneficial: For the 12 months ended July 31, 2000, your fund's returns at net asset value were more than double the 8.97% return of its benchmark, the S&P 500 Index. For complete performance information, refer to page 6.

* STOCK SELECTION VITAL IN RETAIL AND HEALTH CARE

In every sector of the fund's portfolio, our focus on individual stocks was essential as many industries came under pressure. For example, our decisions regarding the stock of Lowe's Companies proved worthwhile despite a tough environment for retail stocks in general. Throughout the period, the Federal Reserve Board raised interest rates six times in an effort to keep inflation in check. A rising rate environment typically makes consumers more cautious in their shopping habits, thus putting pressure on retail stocks.

While Lowe's, the second largest retailer of home improvement products in the world, felt the impact of the market declines, we believed it remained a fundamentally strong company with solid long-term growth prospects. Lowe's targets the do-it-yourself home improvement, home decor, and home construction markets and operates 604 stores in 39 states. The company's continued expansion, as well as its strength as the nation's second largest appliance retailer, contributes to its growth potential. Toward the midpoint of the fiscal year, after Lowe's stock had accelerated significantly, we decided to take profits by selling the fund's position. In the latter half of the period, after the stock declined, we took advantage of its bargain price and added it to the portfolio again. Shortly after the close of the period, Lowe's posted a 21% rise in net income for its fiscal second quarter, providing a boost for the stock's performance.


"The fact that Putnam Research Fund performed well in fiscal 2000, despite two distinctly different market environments, is a testament to the fund's disciplined focus on research and stock selection."

-- James C. Wiess, Putnam Global Equity Research Team

In the health-care portion of the portfolio, the stock of Baxter International contributed positively to performance. Baxter is the leading maker of intravenous (IV) supplies and kidney dialysis systems. The company also makes equipment to collect and separate blood com ponents and develops therapies for blood-related disorders. Baxter is aggressively expanding its research-and-development efforts, which should contribute to the company's future growth potential. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* UTILITIES SECTOR SURPRISES

In the first half of the fiscal year, it would have been difficult to believe that utilities would be one of the strongest sectors in fiscal 2000. Our focus on the stocks of Entergy Corporation and El Paso Energy Corporation -- at a time when investors were shunning such old economy businesses -- proved profitable. Although the entire energy sector performed well in the latter half of the year, these stocks in particular made a strong contribution to your fund's returns.

Entergy is a public utility holding company that provides retail electric and natural gas service to a number of southern states. Entergy has benefited from industry deregulation -- under which half the country's states have opened their retail electricity markets to competition. This has caused energy prices to increase and has rewarded Entergy with higher profits. In addition, Entergy appears to be transforming itself from a traditional utility company by seeking new growth opportunities within the rapidly changing energy sector. El Paso Energy operates the largest natural gas pipeline system in the United States and has benefited from strong growth in its non-regulated businesses.


Microsoft's woes create opportunity for shareholders

The stock of Microsoft provided a positive contribution to your fund's returns during the 2000 fiscal year. When the stock tumbled in the wake of the Justice Department antitrust trial and as part of the technology market correction, we were able to accumulate more shares at attractive prices. Although there can be no guarantee, we believe that the company's prospects -- whether it remains whole or is broken up -- are fundamentally sound and that the stock is worth holding on to. Microsoft's products still command a strong position in the marketplace and its management team remains topnotch. Of course, we will continue to closely monitor developments that occur and reduce or accumulate the fund's holdings where appropriate.


* DESPITE SHARP DECLINES, TECHNOLOGY OFFERS SOME WINNERS

The technology holdings in your fund's portfolio felt the pressure of the sector's sharp correction and stocks such as Parametric Technology and Motorola detracted from performance. However, there were some standouts in the portfolio, such as ADC Telecommunications, Inc. This company provides networking equipment, software, and services for cable, Internet, and telephone companies looking to deliver high-speed Internet, voice, and video communications. ADC is aggressively seeking to enter new international markets through acquisitions.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerates

Microsoft Corp.
Software

Intel Corp.
Electronics

SBC Communications, Inc.
Regional Bells

Bank of America Corp.
Banking

Pfizer, Inc.
Pharmaceuticals

Johnson & Johnson
Pharmaceuticals

Nortel Networks Corp.
Communications equipment

Comerica, Inc.
Banking

Electronic Data Systems Corp.
Technology services

Footnote reads:
These holdings represent 32.3% of the fund's net assets as of 7/31/00. Portfolio holdings will vary over time.


As we enter a new fiscal year, our outlook is positive for the broader markets as well as for the individual holdings in your fund's portfolio. At the close of the period, the Fed's series of interest-rate increases appeared to have lowered the risk of inflationary pressures in the market. Businesses were continuing to invest heavily in technology equipment in a drive to enhance productivity, and the earnings outlook for most U.S. corporations remained extremely positive. Of course, our emphasis on disciplined, intensive research will continue unabated.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Research Fund is designed for investors seeking capital appreciation primarily through common stock investments.

TOTAL RETURN FOR PERIODS ENDED 7/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           19.32%  12.47%  18.41%  13.41%  18.43%  17.43%  18.67%  14.51%
------------------------------------------------------------------------------
Life of fund    200.09  182.79  187.85  185.85  189.51  189.51  192.70  182.54
Annual average   25.55   24.01   24.47   24.29   24.62   24.62   24.90   23.99
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/00

                                S&P 500          Consumer
                                 Index          price index
-----------------------------------------------------------
1 year                            8.97%            3.60%
-----------------------------------------------------------
Life of fund                    165.22            12.73
Annual average                   22.35             2.51
-----------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of these periods, the fund was offered on a limited basis and had limited assets.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/2/95

                Fund's class A        S&P 500          Consumer price
Date             shares at POP         Index               index

10/2/95              9,425             10,000             10,000
7/31/96             10,864             11,157             10,261
7/31/97             16,255             16,974             10,483
7/31/98             19,180             20,247             10,659
7/31/99             23,701             24,338             10,881
7/31/00            $28,279            $26,522            $11,273

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $28,785, or $28,585 with the contingent deferred sales charge. An investment in the fund's class C shares would have been valued at $28,951 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $29,270 ($28,254 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/00

                            Class A     Class B     Class C     Class M
------------------------------------------------------------------------------
Distributions (number)         1           1           1           1
------------------------------------------------------------------------------
Income                         --          --          --          --
------------------------------------------------------------------------------
Capital gains
  Long-term                 $0.141      $0.141      $0.141      $0.141
------------------------------------------------------------------------------
  Short-term                 0.882       0.882       0.882       0.882
------------------------------------------------------------------------------
  Total                     $1.023      $1.023      $1.023      $1.023
------------------------------------------------------------------------------
Share value:              NAV     POP     NAV         NAV     NAV     POP
------------------------------------------------------------------------------
7/31/99                 $16.60  $17.61  $16.46      $16.55  $16.51  $17.11
------------------------------------------------------------------------------
7/31/00                  18.69   19.83   18.38       18.49   18.48   19.15
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                     Class A         Class B        Class C          Class M
(inception dates)   (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           18.81%  11.96%  17.92%  12.91%  17.87%  16.87%  18.24%  14.13%
------------------------------------------------------------------------------
Life of fund    206.19  188.54  193.95  191.95  195.61  195.61  198.88  188.51
Annual average   26.63   25.05   25.54   25.36   25.69   25.69   25.98   25.05
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees of Putnam Investment Funds and
Shareholders of Putnam Research Fund

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (a series of Putnam Investment Funds), including the fund's portfolio, as of July 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1998 were audited by other auditors whose report dated September 10, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2000, the results of its operations for the year then ended, changes in its net assets and financial highlights for each of the years or periods in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    KPMG LLP
Boston, Massachusetts
August 31, 2000




THE FUND'S PORTFOLIO
July 31, 2000

COMMON STOCKS (99.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (11.7%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Bank of America Corp.                                                          $     66,325,000
            977,700 Comerica, Inc.                                                                       49,862,700
            346,300 Fifth Third Bancorp                                                                  14,306,519
          1,437,500 Firstar Corp.                                                                        28,390,625
             49,600 M & T Bank Corp.                                                                     23,432,900
            755,200 Wells Fargo Co.                                                                      31,199,200
            558,700 Zions Bancorp                                                                        24,443,125
                                                                                                   ----------------
                                                                                                        237,960,069

Beverage (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,045,800 Coca-Cola Enterprises, Inc.                                                          20,066,288

Broadcasting (2.6%)
-------------------------------------------------------------------------------------------------------------------
            221,000 AMFM, Inc. (NON)                                                                     15,787,688
            491,900 Clear Channel Communications, Inc. (NON)                                             37,476,631
                                                                                                   ----------------
                                                                                                         53,264,319

Chemicals (0.7%)
-------------------------------------------------------------------------------------------------------------------
            265,700 Avery Dennison Corp.                                                                 14,414,225

Communications Equipment (6.9%)
-------------------------------------------------------------------------------------------------------------------
            535,600 ADC Telecommunications, Inc. (NON)                                                   22,461,725
            111,000 Corning, Inc.                                                                        25,967,063
            327,300 Nokia Oyj ADR (Finland)                                                              14,503,481
            702,400 Nortel Networks Corp. (Canada)                                                       52,241,000
            379,000 Tellabs, Inc. (NON)                                                                  24,635,000
                                                                                                   ----------------
                                                                                                        139,808,269

Computers (6.6%)
-------------------------------------------------------------------------------------------------------------------
            370,200 Apple Computer, Inc. (NON)                                                           18,810,788
            789,400 Dell Computer Corp. (NON)                                                            34,684,263
            563,900 Gateway, Inc. (NON)                                                                  31,120,231
            318,600 Hewlett-Packard Co.                                                                  34,787,138
            332,500 Lexmark International Group, Inc. Class A (NON)                                      14,983,281
                                                                                                   ----------------
                                                                                                        134,385,701

Conglomerates (7.3%)
-------------------------------------------------------------------------------------------------------------------
          1,980,200 General Electric Co. (SEG)                                                          101,856,538
            856,100 Tyco International, Ltd.                                                             45,801,350
                                                                                                   ----------------
                                                                                                        147,657,888

Consumer Finance (1.6%)
-------------------------------------------------------------------------------------------------------------------
            316,700 Providian Financial Corp.                                                            32,283,606

Electric Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,103,600 CP&L, Inc.                                                                           36,901,625
          1,284,800 Entergy Corp.                                                                        34,850,200
                                                                                                   ----------------
                                                                                                         71,751,825

Electronics (8.0%)
-------------------------------------------------------------------------------------------------------------------
            322,700 Agilent Technologies, Inc. (NON)                                                     13,150,025
            108,000 Applied Micro Circuits Corp. (NON)                                                   16,119,000
          1,063,200 Intel Corp.                                                                          70,968,600
            178,100 JDS Uniphase Corp. (NON)                                                             21,038,063
            276,500 LSI Logic Corp. (NON)                                                                 9,366,438
            220,100 Micron Technology, Inc. (NON)                                                        17,938,150
             71,200 PMC-Sierra, Inc. (NON)                                                               13,799,450
                                                                                                   ----------------
                                                                                                        162,379,726

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
            583,700 Baker Hughes, Inc.                                                                   20,210,613

Entertainment (1.9%)
-------------------------------------------------------------------------------------------------------------------
            571,100 Viacom, Inc. Class B (NON)                                                           37,871,069

Health Care Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
            456,300 Baxter International, Inc.                                                           35,477,325

Insurance (1.9%)
-------------------------------------------------------------------------------------------------------------------
            563,100 American General Corp.                                                               37,551,731

Media (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,115,400 AT&T Corp. - Liberty Media Group Class A (NON)                                       24,817,650
            357,300 Time Warner, Inc.                                                                    27,400,444
                                                                                                   ----------------
                                                                                                         52,218,094

Natural Gas Utilities (1.4%)
-------------------------------------------------------------------------------------------------------------------
            567,400 El Paso Energy Corp.                                                                 27,447,975

Oil & Gas (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,430,100 Conoco, Inc.                                                                         31,998,488

Paper & Forest Products (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,084,500 Smurfit-Stone Container Corp. (NON)                                                  25,925,969

Pharmaceuticals (11.0%)
-------------------------------------------------------------------------------------------------------------------
            422,400 Elan Corp. PLC ADR (Ireland) (NON)                                                   22,572,000
            634,000 Johnson & Johnson                                                                    59,001,625
          1,488,700 Pfizer, Inc.                                                                         64,200,188
            719,400 Pharmacia Corp.                                                                      39,387,150
            877,100 Schering-Plough Corp.                                                                37,879,756
                                                                                                   ----------------
                                                                                                        223,040,719

Railroads (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,099,900 Burlington Northern Santa Fe Corp.                                                   26,878,806

Regional Bells (5.0%)
-------------------------------------------------------------------------------------------------------------------
          1,631,300 SBC Communications, Inc.                                                             69,432,206
            679,200 Verizon Communications                                                               31,922,400
                                                                                                   ----------------
                                                                                                        101,354,606

Retail (3.5%)
-------------------------------------------------------------------------------------------------------------------
            747,300 Lowe's Companies, Inc.                                                               31,526,719
            726,300 Wal-Mart Stores, Inc.                                                                39,901,106
                                                                                                   ----------------
                                                                                                         71,427,825

Satellite Broadcasting (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,029,700 General Motors Corp. Class H (NON)                                                   26,643,488

Software (6.9%)
-------------------------------------------------------------------------------------------------------------------
            117,600 I2 Technologies, Inc. (NON)                                                          15,258,600
            131,100 Inktomi Corp. (NON)                                                                  14,027,700
          1,072,600 Microsoft Corp. (NON)                                                                74,880,888
            569,700 Parametric Technology Corp. (NON)                                                     5,697,000
             78,500 VeriSign, Inc. (NON)                                                                 12,456,969
            172,500 VERITAS Software Corp. (NON)                                                         17,584,219
                                                                                                   ----------------
                                                                                                        139,905,376

Technology Services (4.6%)
-------------------------------------------------------------------------------------------------------------------
            587,100 America Online, Inc. (NON)                                                           31,299,769
            264,600 CheckFree Holdings Corp. (NON)                                                       16,074,450
          1,074,000 Electronic Data Systems Corp.                                                        46,182,000
                                                                                                   ----------------
                                                                                                         93,556,219

Telecommunications (2.3%)
-------------------------------------------------------------------------------------------------------------------
            259,900 ALLTEL Corp.                                                                         16,016,338
            331,300 Sprint Corp. (PCS Group) (NON)                                                       18,304,318
            296,400 Vodafone Group PLC ADR (United Kingdom)                                              12,782,250
                                                                                                   ----------------
                                                                                                         47,102,906
                                                                                                   ----------------
                    Total Common Stocks  (cost $1,893,362,727)                                     $  2,012,583,125

SHORT-TERM INVESTMENTS (1.4%) (a) (cost $29,362,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $29,362,000 Interest in $500,000,000 joint tri-party repurchase agreement dated July 31, 2000 with Lehman Brothers, Inc. due
                    August 1, 2000 with respect to various U.S. Treasury
                    obligations--maturity value of $29,367,367 for an
                    effective yield of 6.58%                                                       $     29,362,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,922,724,727) (b)                                    $  2,041,945,125
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,028,064,660.

  (b) The aggregate identified cost on a tax basis is $1,942,944,771 resulting in gross unrealized appreciation and depreciation of $227,258,504 and $128,258,150, respectively, or net unrealized appreciation of $99,000,354.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at at July
      31, 2000.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

-----------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2000
                             Aggregate Face    Expiration   Unrealized
               Total Value       Value            Date     Depreciation
-----------------------------------------------------------------------
S&P 500 Index
(Long)          $5,395,875     $5,460,011        Sep-00      $(64,136)
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,922,724,727) (Note 1)                                    $2,041,945,125
-------------------------------------------------------------------------------------------
Cash                                                                                    673
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        1,010,558
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            9,412,701
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   22,115,068
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                       5,484
-------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                              295
-------------------------------------------------------------------------------------------
Total assets                                                                  2,074,489,904

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 40,184,348
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,156,648
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,280,426
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          328,500
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        11,392
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,476
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,123,206
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              339,248
-------------------------------------------------------------------------------------------
Total liabilities                                                                46,425,244
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,028,064,660

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,746,859,481
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                           162,048,917
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      119,156,262
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,028,064,660

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($913,311,665 divided by 48,869,854 shares)                                          $18.69
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.69)*                              $19.83
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($906,430,486 divided by 49,317,868 shares)**                                        $18.38
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($106,086,728 divided by 5,737,884 shares)**                                         $18.49
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($62,833,593 divided by 3,399,919 shares)                                            $18.48
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.48)*                              $19.15
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($39,402,188 divided by 2,106,137 shares)                                            $18.71
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended July 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $38,573)                                      $ 15,442,676
-------------------------------------------------------------------------------------------
Interest                                                                            997,143
-------------------------------------------------------------------------------------------
Total investment income                                                          16,439,819

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,330,111
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,145,496
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    36,355
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     20,665
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,720,126
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             7,212,842
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               675,081
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               398,878
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                          944
-------------------------------------------------------------------------------------------
Other                                                                             1,052,560
-------------------------------------------------------------------------------------------
Total expenses                                                                   22,593,058
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (344,399)
-------------------------------------------------------------------------------------------
Net expenses                                                                     22,248,659
-------------------------------------------------------------------------------------------
Net investment loss                                                              (5,808,840)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Note 1)                                       197,946,593
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (40,781)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                49,846,417
-------------------------------------------------------------------------------------------
Net gain on investments                                                         247,752,229
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $241,943,389
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (5,808,840) $    (1,711,150)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                      197,905,812       49,808,576
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             49,846,417       69,807,335
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  241,943,389      117,904,761
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (34,762,869)        (886,819)
--------------------------------------------------------------------------------------------------
   Class B                                                            (37,359,407)        (903,792)
--------------------------------------------------------------------------------------------------
   Class C                                                             (3,121,131)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (2,839,707)         (80,348)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     819,475,847      764,851,437
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          983,336,122      880,885,239

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,044,728,538      163,843,299
--------------------------------------------------------------------------------------------------
End of year                                                        $2,028,064,660   $1,044,728,538

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
--------------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                              Oct. 2, 1995+
operating performance                                Year ended July 31                 to July 31
--------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.60       $13.49       $13.58        $9.75        $8.50
--------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------
Net investment income                    .01(c)       .02(c)       .02(c)(d)    .10(d)       .09(c)(d)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     3.10         3.15         2.03         4.52         1.21
--------------------------------------------------------------------------------------------------------
Total from
investment operations                   3.11         3.17         2.05         4.62         1.30
--------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.08)        (.09)        (.05)
--------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.02)        (.06)       (2.06)        (.70)          --
--------------------------------------------------------------------------------------------------------
Total distributions                    (1.02)        (.06)       (2.14)        (.79)        (.05)
--------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.69       $16.60       $13.49       $13.58        $9.75
--------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 19.32        23.57        18.00        49.62        15.28*
--------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $913,312     $475,954      $90,282      $11,509       $6,619
--------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.07         1.08         1.04(d)      1.00(d)       .86*(d)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .02          .10          .28(d)       .82(d)       .92*(d)
--------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                159.24       126.14       129.01       119.20        80.74*
--------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 for class A, and less than $0.01 for Class B and Class M for the period ending July 31, 1998. Expenses for the periods ending July 31, 1997 and July 31, 1996, reflect a reduction of $0.02 and $0.05 per share, respectively.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------
                                                      For the period
Per-share                                             June 15, 1998+
operating performance            Year ended July 31     to July 31
----------------------------------------------------------------------
                                  2000         1999         1998
----------------------------------------------------------------------
Net asset value,
beginning of period             $16.46       $13.49       $13.00
----------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------
Net investment loss (c)           (.13)        (.11)        (.01)(d)
----------------------------------------------------------------------
Net realized and unrealized
gain on investments               3.07         3.14          .50
----------------------------------------------------------------------
Total from
investment operations             2.94         3.03          .49
----------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------
From net
investment income                   --           --           --
----------------------------------------------------------------------
From net realized gain
on investments                   (1.02)        (.06)          --
----------------------------------------------------------------------
Total distributions              (1.02)        (.06)          --
----------------------------------------------------------------------
Net asset value,
end of period                   $18.38       $16.46       $13.49
----------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------
Total return at
net asset value (%)(a)           18.41        22.53         3.77*
----------------------------------------------------------------------
Net assets, end of period
(in thousands)                $906,430     $494,452      $66,317
----------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)         1.82         1.83          .26*(d)
----------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)         (.73)        (.66)        (.12)*(d)
----------------------------------------------------------------------
Portfolio turnover (%)          159.24       126.14       129.01
---------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 for class A, and less than $0.01 for Class B and Class M for the period ending July 31, 1998. Expenses for the periods ending July 31, 1997 and July 31, 1996, reflect a reduction of $0.02 and $0.05 per share, respectively.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------
                                                    For the period
Per-share                           Year ended        Feb. 1, 1999+
operating performance                July 31          to July 31
-------------------------------------------------------------------------
                                        2000             1999
-------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.55           $15.81
-------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------
Net investment loss (c)                 (.13)            (.05)
-------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     3.09              .79
-------------------------------------------------------------------------
Total from
investment operations                   2.96              .74
-------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------
From net
investment income                         --               --
-------------------------------------------------------------------------
From net realized gain
on investments                         (1.02)              --
-------------------------------------------------------------------------
Total distributions                    (1.02)              --
-------------------------------------------------------------------------
Net asset value,
end of period                         $18.49           $16.55
-------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 18.43             4.68*
-------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $106,087          $31,963
-------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.82              .91*
-------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.73)            (.35)*
-------------------------------------------------------------------------
Portfolio turnover (%)                159.24           126.14
-------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 for class A, and less than $0.01 for Class B and Class M for the period ending July 31, 1998. Expenses for the periods ending July 31, 1997 and July 31, 1996, reflect a reduction of $0.02 and $0.05 per share, respectively.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------
                                                     For the period
Per-share                                            June 15, 1998+
operating performance           Year ended July 31     to July 31
----------------------------------------------------------------------
                                 2000         1999         1998
----------------------------------------------------------------------
Net asset value,
beginning of period            $16.51       $13.49       $13.00
----------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------
Net investment loss (c)          (.08)        (.06)        (.01)(d)
----------------------------------------------------------------------
Net realized and unrealized
gain on investments              3.07         3.14          .50
----------------------------------------------------------------------
Total from
investment operations            2.99         3.08          .49
----------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------
From net
investment income                  --           --           --
----------------------------------------------------------------------
From net realized gain
on investments                  (1.02)        (.06)          --
----------------------------------------------------------------------
Total distributions             (1.02)        (.06)          --
----------------------------------------------------------------------
Net asset value,
end of period                  $18.48       $16.51       $13.49
----------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------
Total return at
net asset value (%)(a)          18.67        22.90         3.77*
----------------------------------------------------------------------
Net assets, end of period
(in thousands)                $62,834      $42,359       $7,244
----------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)        1.57         1.58          .23*(d)
----------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)        (.47)        (.40)        (.08)*(d)
----------------------------------------------------------------------
Portfolio turnover (%)         159.24       126.14       129.01
----------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 for class A, and less than $0.01 for Class B and Class M for the period ending July 31, 1998. Expenses for the periods ending July 31, 1997 and July 31, 1996, reflect a reduction of $0.02 and $0.05 per share, respectively.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-----------------------------------------------------
                                   For the period
Per-share                          April 4, 2000+
operating performance                to July 31
-----------------------------------------------------
                                        2000
-----------------------------------------------------
Net asset value,
beginning of period                   $18.94
-----------------------------------------------------
Investment operations
-----------------------------------------------------
Net investment income (c)                .01
-----------------------------------------------------
Net realized and unrealized
loss on investments                     (.24)
-----------------------------------------------------
Total from
investment operations                   (.23)
-----------------------------------------------------
Less distributions:
-----------------------------------------------------
From net
investment income                         --
-----------------------------------------------------
From net realized gain
on investments                            --
-----------------------------------------------------
Total distributions                       --
-----------------------------------------------------
Net asset value,
end of period                         $18.71
-----------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------
Total return at
net asset value (%)(a)                 (1.21)*
-----------------------------------------------------
Net assets, end of period
(in thousands)                       $39,402
-----------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .27*
-----------------------------------------------------
Ratio of net investment income
to average net assets (%)                .08*
-----------------------------------------------------
Portfolio turnover (%)                159.24
-----------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 for class A, and less than $0.01 for Class B and Class M for the period ending July 31, 1998. Expenses for the periods ending July 31, 1997 and July 31, 1996, reflect a reduction of $0.02 and $0.05 per share, respectively.



NOTES TO FINANCIAL STATEMENTS
July 31, 2000

Note 1
Significant accounting policies

Putnam Research Fund ("the fund") is one of a series of Putnam
Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on April 4, 2000. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2000, the fund had no borrowings against the line of credit.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, organization costs, unrealized gains and losses on certain futures contracts, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2000, the fund reclassified $5,808,840 to decrease accumulated net investment loss and $5,107 to decrease paid-in-capital, with a decrease to accumulated net realized gains and losses of $5,803,733. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fees are based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The base fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 ("S&P 500") composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1% increment by which the fund outperforms or underperforms the S&P in excess of 3.0%, subject to a maximum increase or decrease of 0.07% of average net assets. As of July 31, 2000, the management fee has been increased the maximum of 0.07% at each tier.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 2000, fund expenses were reduced by $344,399 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,753 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $1,198,542 and $45,323 from the sale of class A and class M shares, respectively, and received $994,993 and $28,104 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $8,828 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,142,861,813 and $2,413,311,935, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,760,900        $517,080,652
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,952,993          33,454,758
---------------------------------------------------------------------------
                                            30,713,893         550,535,410

Shares
repurchased                                (10,515,408)       (189,072,332)
---------------------------------------------------------------------------
Net increase                                20,198,485        $361,463,078
---------------------------------------------------------------------------

                                                   Year ended July 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,408,659        $397,013,773
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   58,245             880,850
---------------------------------------------------------------------------
                                            26,466,904         397,894,623

Shares
repurchased                                 (4,485,828)        (67,855,299)
---------------------------------------------------------------------------
Net increase                                21,981,076        $330,039,324
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,450,846        $427,647,966
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,035,489          34,460,827
---------------------------------------------------------------------------
                                            26,486,335         462,108,793

Shares
repurchased                                 (7,204,096)       (126,681,589)
---------------------------------------------------------------------------
Net increase                                19,282,239        $335,427,204
---------------------------------------------------------------------------

                                                   Year ended July 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,970,416        $417,009,888
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   57,453             896,930
---------------------------------------------------------------------------
                                            28,027,869         417,906,818

Shares
repurchased                                 (2,909,682)        (44,577,274)
---------------------------------------------------------------------------
Net increase                                25,118,187        $373,329,544
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,193,578         $74,403,348
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  152,231           2,592,489
---------------------------------------------------------------------------
                                             4,345,809          76,995,837

Shares
repurchased                                   (538,901)         (9,558,182)
---------------------------------------------------------------------------
Net increase                                 3,806,908         $67,437,655
---------------------------------------------------------------------------

                                            For the period February 1, 1999
                                               (commencement of operations)
                                                           to July 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,987,362         $32,284,383
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,987,362          32,284,383

Shares
repurchased                                    (56,386)           (925,968)
---------------------------------------------------------------------------
Net increase                                 1,930,976         $31,358,415
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,669,348         $29,572,768
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  162,871           2,767,194
---------------------------------------------------------------------------
                                             1,832,219          32,339,962

Shares
repurchased                                   (998,648)        (17,578,495)
---------------------------------------------------------------------------
Net increase                                   833,571         $14,761,467
---------------------------------------------------------------------------

                                                   Year ended July 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,469,280         $36,684,699
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,391              79,877
---------------------------------------------------------------------------
                                             2,474,671          36,764,576

Shares
repurchased                                   (445,333)         (6,640,422)
---------------------------------------------------------------------------
Net increase                                 2,029,338         $30,124,154
---------------------------------------------------------------------------

                                               For the period April 4, 2000
                                               (commencement of operations)
                                                           to July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,145,373         $41,118,336
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,145,373          41,118,336

Shares
repurchased                                    (39,236)           (731,893)
---------------------------------------------------------------------------
Net increase                                 2,106,137         $40,386,443
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $45,191,732 as capital gain, for its taxable year ended July 31, 2000.

The fund has designated 9.28% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan Jr.
Vice President

Justin Scott
Vice President

Thomas Haslett
Vice President

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN067  63671  2AQ/2JK/2JL/2JM  9/00




PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Research Fund
Supplement to Annual Report dated 7/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return for periods ended 7/31/00

                                                         NAV
1 year                                                  20.45%
Life of fund (since class A inception, 10/2/95)        218.16
Annual average                                          27.08

Share value:                                             NAV
7/31/99                                                $16.41
7/31/00                                                $18.71
---------------------------------------------------------------------------
Distributions:      No.       Income       Capital gains       Total
                     0          --               --              --
---------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Growth
Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-00

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 20, 2000


REPORT FROM FUND MANAGEMENT

Jeffrey R. Lindsey
C. Beth Cotner
David J. Santos

The market giveth and the market taketh away. This was certainly the case for many common stock mutual funds over the 12 months ended July 31, 2000. Fortunately for Putnam Growth Opportunities Fund, the hefty gains that were realized by portfolio holdings in the first half of the fiscal year enabled the fund to endure the market's challenges this spring and still produce a double-digit return by period's end. Individual security selection played the most vital role in performance. By utilizing Putnam's extensive research capabilities, we were able to identify companies whose growth potential represents a long-term trend despite possible bouts of stock price volatility.

Total return for 12 months ended 7/31/00

      Class A          Class B          Class C           Class M
    NAV     POP      NAV    CDSC      NAV     CDSC      NAV     POP
----------------------------------------------------------------------
   37.33%  29.45%   36.32%  31.32%   36.37%   35.37%   36.60%  31.84%
----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* INFLATION CONCERNS DRAG STOCKS DOWN

In the first six months of the period, the pace of the economic expansion fueled the performance of many stocks in which your fund invests, particularly those in the technology, wireless, and media sectors. Many fund holdings soared in price. In the latter half of the period, the economy once again played a starring role in market performance, although not a desirable one. As productivity and corporate profitability continued to accelerate and unemployment numbers declined, inflation became a real threat. To keep inflation at bay, the Federal Reserve Board continued its series of interest-rate increases through May.

Initially, when the rate increases began last August, investors and the markets viewed them favorably. Technology stocks and their closely related new-age brethren were everyone's darlings. As the period progressed, however, worries surfaced about the possibility that the economy and, in turn, corporate profitability might slow too much in response to the Fed's actions. This fear combined with the federal government's antitrust ruling against Microsoft to create a meaningful correction in the stock market. Small- and mid-cap technology stocks, many of which had reached lofty price levels that many pundits thought unsustainable, led the decline. In just a few weeks this past spring, the technology-laden Nasdaq Composite lost 37% of its value. Your fund did not escape the downturn unscathed and many fund holdings came under pressure late in the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Communications
equipment              15.4%

Electronics            12.6%

Software               11.0%

Conglomerates           9.1%

Computers               7.9%

Footnote reads:
*Based on net assets as of 7/31/00. Holdings will vary over time.


* INDUSTRY LEADERS DOMINATE PORTFOLIO

Even given the recent volatility, the fund's purposeful positioning in technology, wireless, and media stocks at the fiscal year's outset set the stage for its outperformance. High consumer and corporate demand along with ongoing consolidation has created a solid foundation for the dynamic long-term growth potential of many stocks. Your fund held quite a few top performers.

Cisco Systems is one example. It is a computer networking giant that develops high-speed routers to send large amounts of information efficiently across computer networks. QUALCOMM, Inc., was another standout and the fund's largest position until we recently eliminated it to realize profits. This company was the developer of the unique CDMA (code-division multiple access). CDMA has not only set the standard for how voice and data are transmitted over the airwaves but also provided the technology utilized by one of the biggest and most profitable cellular phone service providers in the United States, Sprint PCS, another fund holding.

Sprint PCS and Nextel Communications, another cellular phone service provider, have benefited substantially from the boom in cellular phone subscriber growth. So has Nokia OYJ, the largest cellular hand-set producer in the world. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

Sun Microsystems, Inc., the biggest contributor to your fund's performance during the period, is the premier provider of hardware and software to companies that want to establish an Internet presence and build their e-commerce abilities. Other notable holdings include EMC Corp., a leading data storage provider, and Oracle Corp., which develops database software enabling companies to conduct business-to-business
(B2B) exchanges over the Internet.


Morningstar gave Putnam Growth Opportunities Fund's class A shares its highest rating of 5 stars for overall performance as of July 31, 2000. Of the 3,776 domestic equity funds rated, the top 10% received 5 stars.

Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 7/31/00 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns. For 3-year performance, the fund's class A shares received 5 stars and 3,776 domestic equity funds were rated. The top 10% of funds in an investment category receive 5 stars. The fund was not rated over longer periods. Ratings for other share classes will vary.


Media holdings such as Viacom, which purchased CBS, and Time Warner, which is in the process of being acquired by America Online, were also strong performance contributors. Two other media enterprises worthy of mention are AT&T Corp.-Liberty Media Group, which owns properties around the world, and Clear Channel Communications, Inc., which purchased Chancellor Broadcasting earlier in the period and more recently acquired SFX Entertainment. We believe Liberty and Clear Channel both show promise for the years ahead despite suffering a bit in the recent downturn.


THE INTERNET'S FAR REACH

The Internet is fast coming of age, if it isn't there already. A decade ago, the Internet was hardly a household word let alone the buzz of corporate board rooms. Within 10 years, the Internet's vast potential has spawned new industries as well as companies and added expansion potential to others. No longer is it simply a way to buy holiday presents online. Clearly technology-related companies that can develop the equipment to support the Internet's infrastructure, store data, enable humans to access it via the airwaves, and allow companies worldwide to conduct business with each other will be in great demand.

That said, however, Putnam Growth Opportunities is definitely not an Internet fund. But it is our opinion that the companies wishing to dominate their industries will have the Internet as some integral component of their corporate strategy, product development, or service offering. Consequently, companies' Internet connections are one of the key areas we study in assessing their growth potential and targeting those we believe are best positioned to excel.


* HEALTH-CARE FOCUS ON BIOTECH

In comparison to portfolio positioning in years past, the fund's exposure to the health-care sector is underweight relative to that of its benchmark primarily because of limited positions in pharmaceuticals. This strategy helped the fund during the first half and detracted somewhat from performance in the second half, when investors poured out of the tech stocks and sought shelter in historically stable investments such as drug companies. The fund did hold positions, however, in Warner-Lambert and Pfizer, which merged, and Eli Lilly. Late in the period, we began slowly adding back to positions such as Eli Lilly and we purchased Pharmacia.

A significant portion of the portfolio's health-care exposure currently lies in biotechnology. This is where we believe the sector's next leg of growth will be. Two holdings worthy of note include Amgen and Genentech. Both companies have what appear to be blockbuster drugs on the market or in the pipeline that are designed to fight off cancer, chronic kidney failure, and heart disease.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Cisco Systems, Inc.
Communications equipment

General Electric Co.
Conglomerates

Intel Corp.
Electronics

Sun Microsystems, Inc.
Computers

Nokia OYJ ADR
Communications equipment

Pfizer, Inc.
Pharmaceuticals

Microsoft Corp.
Software

EMC Corp.
Computers

Tyco International, Ltd.
Conglomerates

Viacom, Inc. class B
Entertainment

Footnote reads:
These holdings represent 42.4% of the fund's net assets as of 7/31/00. Portfolio holdings will vary over time.


* CHOPPY MARKET LIKELY IN SHORT TERM

In early June, a slowdown in retail sales along with other early economic indicators suggested that the Fed's determination to control inflation seemed to have been achieved. It appeared that a soft landing for the economy would be the likely outcome. Unfortunately second quarter economic reports showed otherwise, and as the fiscal year ended, uncertainty once again dominated the markets. While we enter fiscal 2001 with full confidence in the fundamentals and in the long-term growth potential of the companies we have chosen, we are mindful that investor perception could wreak further havoc on stock prices. Although market volatility may continue in the near term, we believe the strong demand for these companies' products as well as their considerable pricing power should help them withstand the challenges that might lie ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/00, there is no guarantee the fund will continue to hold these securities in the future. A concentrated portfolio may add a measure of volatility to performance as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Growth Opportunities Fund is designed for investors seeking capital appreciation by investing primarily in stocks of well-established, large-capitalization companies that Putnam believes will benefit from promising growth themes worldwide.




TOTAL RETURN FOR PERIODS ENDED 7/31/00

                      Class A           Class B           Class C           Class M
(inception dates)    (10/2/95)         (8/1/97)          (2/1/99)          (8/1/97)
                   NAV       POP      NAV     CDSC      NAV     CDSC     NAV      POP
---------------------------------------------------------------------------------------
1 year            37.33%    29.45%   36.32%  31.32%    36.37%  35.37%   36.60%  31.84%
---------------------------------------------------------------------------------------
Life of fund     291.90    269.31   276.38  274.38    278.66  278.66   280.79  267.57
Annual average    32.68     31.06    31.58   31.43     31.74   31.74    31.89   30.93
---------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/00

                       Standard &       Russell 1000     Consumer
                    Poor's 500 Index    Growth Index    price index
-------------------------------------------------------------------------
1 year                    8.97%             24.38%          3.60%
-------------------------------------------------------------------------
Life of fund            165.22             209.91          12.73
Annual average           22.35              26.36           2.51
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. For a portion of these periods, the fund was offered on a limited basis and had limited assets. Performance data reflect an expense limitation previously in effect, without which returns would have been lower. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/2/95

                  Fund's class A      Russell 1000        Standard & Poors
Date              shares at POP       Growth Index           500 Index

10/2/95               9,425              10,000                10,000
7/31/96              11,316              11,031                11,157
7/31/97              16,672              16,751                16,974
7/31/98              21,212              20,087                20,247
7/31/99              26,893              24,917                24,338
7/31/00             $36,931             $30,991               $26,522

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $37,638 ($37,438 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $37,866 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $38,079 ($36,757 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/00

                           Class A       Class B    Class C      Class M
-----------------------------------------------------------------------------
Distributions (number)*      --            --         --           --
-----------------------------------------------------------------------------
  Total                     $--           $--        $--          $--
-----------------------------------------------------------------------------
Share value:             NAV     POP     NAV        NAV        NAV     POP
-----------------------------------------------------------------------------
7/31/99                $21.54   $22.85  $21.23     $21.50    $21.34   $22.11
-----------------------------------------------------------------------------
7/31/00                 29.58    31.38   28.94      29.32     29.15    30.21
-----------------------------------------------------------------------------

*The fund did not make any distributions during the period.




TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                      Class A           Class B          Class C          Class M
(inception dates)    (10/2/95)         (8/1/97)         (2/1/99)         (8/1/97)
                   NAV       POP     NAV     CDSC     NAV     CDSC     NAV      POP
-------------------------------------------------------------------------------------
1 year            36.28%    28.44%  35.29%  30.29%   35.30%  34.30%   35.57%  30.83%
-------------------------------------------------------------------------------------
Life of fund     302.10    278.92  286.39  284.39   288.60  288.60   290.85  277.28
Annual average    34.12     32.45   33.00   32.85    33.16   33.16    33.32   32.33
-------------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell 1000 Growth Index* contains those Russell 1000 securities with a greater-than-average growth orientation. (The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index.) Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Russell 1000 Value Index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees of Putnam Investment Funds and
Shareholders of Putnam Growth Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund (a series of Putnam Investment Funds), including the fund's portfolio, as of July 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1998 were audited by other auditors whose report dated September 11, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2000, the results of its operations for the year then ended, changes in its net assets and financial highlights for each of the years or periods in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG LLP
Boston, Massachusetts
September 1, 2000




THE FUND'S PORTFOLIO
July 31, 2000

COMMON STOCKS (98.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Biotechnology (4.1%)
-------------------------------------------------------------------------------------------------------------------
          2,332,700 Amgen, Inc. (NON)                                                              $    151,479,706
            938,700 Genentech, Inc. (NON)                                                               142,799,738
                                                                                                   ----------------
                                                                                                        294,279,444

Broadcasting (2.1%)
-------------------------------------------------------------------------------------------------------------------
            995,100 Clear Channel Communications, Inc. (NON)                                             75,814,181
            986,200 Echostar Communications Corp. Class A (NON)                                          38,893,263
          1,336,500 General Motors Corp. Class H (NON)                                                   34,581,938
                                                                                                   ----------------
                                                                                                        149,289,382

Cable Television (2.3%)
-------------------------------------------------------------------------------------------------------------------
          7,368,800 AT&T Corp. - Liberty Media Group Class A (NON)                                      163,955,800

Communications Equipment (15.4%)
-------------------------------------------------------------------------------------------------------------------
            593,000 Brocade Communications Systems, Inc. (NON)                                          105,924,625
          6,310,100 Cisco Systems, Inc. (NON)                                                           412,917,169
            462,900 Juniper Networks, Inc. (NON)                                                         65,934,319
          6,403,800 Nokia OYJ ADR (Finland)                                                             283,768,388
          2,206,700 Nortel Networks Corp. (Canada)                                                      164,123,313
          1,132,500 Tellabs, Inc. (NON)                                                                  73,612,500
                                                                                                   ----------------
                                                                                                      1,106,280,314

Computers (7.9%)
-------------------------------------------------------------------------------------------------------------------
          3,038,600 EMC Corp. (NON)                                                                     258,660,825
          2,893,900 Sun Microsystems, Inc. (NON)                                                        305,125,581
                                                                                                   ----------------
                                                                                                        563,786,406

Conglomerates (9.1%)
-------------------------------------------------------------------------------------------------------------------
          7,791,700 General Electric Co. (SEG)                                                          400,785,569
          4,744,300 Tyco International, Ltd.                                                            253,820,050
                                                                                                   ----------------
                                                                                                        654,605,619

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,610,900 Estee Lauder Cos. Class A                                                            70,879,600

Electronics (12.6%)
-------------------------------------------------------------------------------------------------------------------
            413,500 Broadcom Corp. Class A (NON)                                                         92,727,375
          5,350,800 Intel Corp.                                                                         357,165,900
          1,708,900 JDS Uniphase Corp. (NON)                                                            201,863,813
          1,070,500 Maxim Integrated Products, Inc. (NON)                                                70,719,906
          3,081,200 Texas Instruments, Inc.                                                             180,827,925
                                                                                                   ----------------
                                                                                                        903,304,919

Entertainment (3.1%)
-------------------------------------------------------------------------------------------------------------------
          3,364,006 Viacom, Inc. Class B (NON)                                                          223,075,648

Insurance (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,396,200 American International Group, Inc.                                                  122,429,288

Investment Banking/Brokerage (2.7%)
-------------------------------------------------------------------------------------------------------------------
            545,200 Merrill Lynch & Co., Inc.                                                            70,467,100
          1,362,500 Morgan Stanley, Dean Witter, Discover and Co.                                       124,328,125
                                                                                                   ----------------
                                                                                                        194,795,225

Media (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,696,000 Time Warner, Inc.                                                                   130,062,000

Medical Technology (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,029,476 PE Corp.- PE Biosystems Group                                                        89,757,439

Pharmaceuticals (7.1%)
-------------------------------------------------------------------------------------------------------------------
          1,050,500 Lilly (Eli) & Co.                                                                   109,120,688
          6,471,025 Pfizer, Inc.                                                                        279,062,953
            684,700 Pharmacia Corp.                                                                      37,487,325
          1,839,300 Schering-Plough Corp.                                                                79,434,769
                                                                                                   ----------------
                                                                                                        505,105,735

Retail (4.3%)
-------------------------------------------------------------------------------------------------------------------
          2,866,200 Home Depot, Inc. (The)                                                              148,325,850
          2,839,000 Wal-Mart Stores, Inc.                                                               155,967,563
                                                                                                   ----------------
                                                                                                        304,293,413

Semiconductor (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,517,500 Applied Materials, Inc. (NON)                                                       115,140,313

Software (11.0%)
-------------------------------------------------------------------------------------------------------------------
            470,800 I2 Technologies, Inc. (NON)                                                          61,086,300
          3,723,800 Microsoft Corp. (NON)                                                               259,967,788
          2,953,100 Oracle Corp. (NON)                                                                  222,036,206
            640,800 Siebel Systems, Inc. (NON)                                                           92,916,000
          1,475,700 VERITAS Software Corp. (NON)                                                        150,429,169
                                                                                                   ----------------
                                                                                                        786,435,463

Technology Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,555,100 America Online, Inc. (NON)                                                           82,906,269

Telecommunications (7.7%)
-------------------------------------------------------------------------------------------------------------------
            469,100 Level 3 Communication, Inc. (NON)                                                    32,104,031
          1,468,700 Metromedia Fiber Network, Inc. Class A (NON)                                         51,588,088
          1,891,200 Nextel Communications, Inc. Class A (NON)                                           105,788,994
          1,884,911 NEXTLINK Communications, Inc. Class A (NON)                                          62,319,870
          3,078,400 Sprint Corp. (PCS Group) (NON)                                                      170,081,600
            169,600 TyCom, Ltd. (Bermuda) (NON)                                                           5,777,000
          2,895,300 Vodaphone Group PLC ADR (United Kingdom)                                            124,859,813
                                                                                                   ----------------
                                                                                                        552,519,396

Transportation Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            624,700 United Parcel Service, Inc. Class B                                                  36,701,125
                                                                                                   ----------------
                    Total Common Stocks (cost $5,196,441,991)                                      $  7,049,602,798

SHORT-TERM INVESTMENTS (2.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   50,000,000 Merrill Lynch & Co., Inc. effective yield of 6.50%,
                    August 3, 2000                                                                 $     49,981,944
         92,011,000 Interest in $600,000,000 joint repurchase agreement dated July 31, 2000 with S.B.C. Warburg Inc.
                    due August 1, 2000 with respect to various
                    U.S. Treasury obligations -- maturity value of
                    $92,027,843 for an effective yield of 6.59%                                          92,011,000
                                                                                                   ----------------
                    Total Short-Term Investments (cost $141,992,944)                               $    141,992,944
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,338,434,935) (b)                                    $  7,191,595,742
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $7,156,495,296.

  (b) The aggregate identified cost on a tax basis is $5,350,303,196, resulting in gross unrealized appreciation and depreciation of $2,091,577,101 and $250,284,555, respectively, or net unrealized appreciation of $1,841,292,546.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2000.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

-----------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2000
                              Aggregate Face   Expiration   Unrealized
                Total Value        Value          Date     Depreciation
-----------------------------------------------------------------------
S&P 500 Index
(Long)          $48,203,150     $49,205,910      Sep-00    $(1,002,760)
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $5,338,434,935) (Note 1)                                    $7,191,595,742
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           550,087
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           24,590,898
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  114,749,052
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                     231,150
-------------------------------------------------------------------------------------------
Unamortized organizational expenses                                                     449
-------------------------------------------------------------------------------------------
Total assets                                                                  7,331,717,378

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustiodian (Note 2)                                                21,460,696
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                132,747,467
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        5,890,408
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      9,085,582
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,007,320
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        19,240
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,794
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            3,985,680
-------------------------------------------------------------------------------------------
Other accrued expenses                                                            1,022,895
-------------------------------------------------------------------------------------------
Total liabilities                                                               175,222,082
-------------------------------------------------------------------------------------------
Net assets                                                                   $7,156,495,296

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,439,100,132
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (134,762,883)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    1,852,158,047
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $7,156,495,296

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,177,204,843 divided by 107,408,753 shares)                                       $29.58
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $29.58)*                              $31.38
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($3,418,795,433 divided by 118,118,037 shares)**                                     $28.94
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($320,460,087 divided by 10,931,563 shares)**                                        $29.32
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($164,702,851 divided by 5,650,179 shares)                                           $29.15
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $29.15)*                              $30.21
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($75,332,082 divided by 2,533,696 shares)                                            $29.73
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net foreign tax of $185,993)                                      $   13,636,126
-------------------------------------------------------------------------------------------
Interest                                                                          5,784,568
-------------------------------------------------------------------------------------------
Total investment income                                                          19,420,694

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 28,455,500
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    6,661,588
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    59,657
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     37,439
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             5,781,475
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            26,401,804
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,908,359
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,023,463
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                        2,696
-------------------------------------------------------------------------------------------
Other                                                                             3,014,842
-------------------------------------------------------------------------------------------
Total expenses                                                                   73,346,823
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (744,341)
-------------------------------------------------------------------------------------------
Net expenses                                                                     72,602,482
-------------------------------------------------------------------------------------------
Net investment loss                                                             (53,181,788)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (96,899,522)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,138,328)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                             1,433,144,717
-------------------------------------------------------------------------------------------
Net gain on investments                                                       1,334,106,867
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $1,280,925,079
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended July 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $   (53,181,788) $   (14,552,426)
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                      (99,037,850)     (31,220,468)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                          1,433,144,717      328,414,959
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                1,280,925,079      282,642,065
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                   2,806,267,045    2,175,405,698
--------------------------------------------------------------------------------------------------
Total increase in net assets                                        4,087,192,124    2,458,047,763

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   3,069,303,172      611,255,409
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $--, respectively)                               $7,156,495,296   $3,069,303,172
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                               Oct. 2, 1995+
operating performance                                Year ended July 31                  to July 31
------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.54       $16.99       $13.38       $10.15        $8.50
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income (loss)            (.16)(d)     (.09)(d)     (.07)(a)(d)   .03(a)       .03(a)
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              8.20         4.64         3.71         4.43         1.67
------------------------------------------------------------------------------------------------------
Total from
investment operations                   8.04         4.55         3.64         4.46         1.70
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.03)       (1.19)        (.01)
------------------------------------------------------------------------------------------------------
Total distributions                       --           --         (.03)       (1.23)        (.05)
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $29.58       $21.54       $16.99       $13.38       $10.15
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 37.33        26.78        27.23        47.34        20.08*
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,177,205   $1,348,515     $287,291       $5,385       $2,647
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .97         1.01         1.25(a)      1.05(a)       .89*(a)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.59)        (.48)        (.43)(a)      .20(a)       .30*(a)
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 45.65        82.18        70.90       145.10       151.15*
------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 per share for each of class A, B and M, for the period ended July
      31, 1998 and $0.11 per share for each of the periods ended July 31, 1997 and July 31, 1996.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (e) Net investment income (loss) was less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------
                                                             For the period
Per-share                                                     Aug. 1, 1997+
operating performance                  Year ended July 31      to July 31
----------------------------------------------------------------------------
                                        2000         1999         1998
----------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.23       $16.86       $13.38
----------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------
Net investment income (loss)(d)         (.37)        (.24)        (.18)(a)
----------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              8.08         4.61         3.69
----------------------------------------------------------------------------
Total from
investment operations                   7.71         4.37         3.51
----------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------
From net
investment income                         --           --           --
----------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.03)
----------------------------------------------------------------------------
Total distributions                       --           --         (.03)
----------------------------------------------------------------------------
Net asset value,
end of period                         $28.94       $21.23       $16.86
----------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 36.32        25.92        26.25*
----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,418,795   $1,539,409     $299,195
----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.72         1.76         2.00*(a)
----------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)              (1.34)       (1.23)       (1.19)*(a)
----------------------------------------------------------------------------
Portfolio turnover (%)                 45.65        82.18        70.90
----------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 per share for each of class A, B and M, for the period ended July
      31, 1998 and $0.11 per share for each of the periods ended July 31, 1997 and July 31, 1996.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (e) Net investment income (loss) was less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------
                                                       For the period
Per-share                            Year ended         Feb. 1, 1999+
operating performance                 July 31            to July 31
------------------------------------------------------------------------
                                        2000                1999
------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.50              $21.24
------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------
Net investment income (loss)(d)         (.38)               (.12)
------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              8.20                 .38
------------------------------------------------------------------------
Total from
investment operations                   7.82                 .26
------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------
From net
investment income                         --                  --
------------------------------------------------------------------------
From net realized gain
on investments                            --                  --
------------------------------------------------------------------------
Total distributions                       --                  --
------------------------------------------------------------------------
Net asset value,
end of period                         $29.32              $21.50
------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------
Total return at
net asset value  (%)(b)                36.37                1.22*
------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $320,460             $70,286
------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.72                 .88*
------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)              (1.35)               (.63)*
------------------------------------------------------------------------
Portfolio turnover (%)                 45.65               82.18
------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 per share for each of class A, B and M, for the period ended July
      31, 1998 and $0.11 per share for each of the periods ended July 31, 1997 and July 31, 1996.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (e) Net investment income (loss) was less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------
                                                             For the period
Per-share                                                     Aug. 1, 1997+
operating performance                  Year ended July 31      to July 31
----------------------------------------------------------------------------
                                        2000         1999         1998
----------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.34       $16.91       $13.38
----------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------
Net investment income (loss)(d)         (.30)        (.19)        (.14)(a)
----------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              8.11         4.62         3.70
----------------------------------------------------------------------------
Total from
investment operations                   7.81         4.43         3.56
----------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------
From net
investment income                         --           --           --
----------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.03)
----------------------------------------------------------------------------
Total distributions                       --           --         (.03)
----------------------------------------------------------------------------
Net asset value,
end of period                         $29.15       $21.34       $16.91
----------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 36.60        26.20        26.63*
----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $164,703      $90,285      $24,769
----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.47         1.51         1.75*(a)
----------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)              (1.08)        (.98)        (.93)*(a)
----------------------------------------------------------------------------
Portfolio turnover (%)                 45.65        82.18        70.90
----------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 per share for each of class A, B and M, for the period ended July
      31, 1998 and $0.11 per share for each of the periods ended July 31, 1997 and July 31, 1996.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (e) Net investment income (loss) was less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------
                                                         For the period
Per-share                             Year ended          July 1, 1999+
operating performance                  July 31             to July 31
------------------------------------------------------------------------
                                        2000                  1999
------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.55                $22.27
------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------
Net investment income (loss)(d)         (.10)                   --(e)
------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              8.28                  (.72)
------------------------------------------------------------------------
Total from
investment operations                   8.18                  (.72)
------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------
From net
investment income                         --                    --
------------------------------------------------------------------------
From net realized gain
on investments                            --                    --
------------------------------------------------------------------------
Total distributions                       --                    --
------------------------------------------------------------------------
Net asset value,
end of period                         $29.73                $21.55
------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 37.96                 (3.23)*
------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $75,332               $20,808
------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .72                   .06*
------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.34)                 (.02)*
------------------------------------------------------------------------
Portfolio turnover (%)                 45.65                 82.18
------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 per share for each of class A, B and M, for the period ended July
      31, 1998 and $0.11 per share for each of the periods ended July 31, 1997 and July 31, 1996.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (e) Net investment income (loss) was less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
July 31, 2000

Note 1
Significant accounting policies

Putnam Growth Opportunities Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act 0f 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvited cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2000, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2000, the fund had a capital loss carryover of approximately $91,162,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $   506,000    July 31, 2006
    28,172,000    July 31, 2007
    62,484,000    July 31, 2008

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, organization costs and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2000, the fund reclassified $53,181,788 to decrease undistributed net investment loss and $53,181,788 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. These expenses are being amortized on projected net asset levels over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Under the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 2000, fund expenses were reduced by $744,341 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $3,799 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Inc., a wholly owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $4,022,259 and $124,628 from the sale of class A and class M shares, respectively, and received $3,439,185 and $61,809 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $32,494 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,067,120,238 and $2,384,111,090, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 67,455,879      $1,887,475,636
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            67,455,879       1,887,475,636

Shares
repurchased                                (22,657,857)       (620,346,623)
---------------------------------------------------------------------------
Net increase                               $44,798,022      $1,267,129,013
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 60,495,064      $1,226,507,333
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            60,495,064       1,226,507,333

Shares
repurchased                                (14,796,454)       (297,764,756)
---------------------------------------------------------------------------
Net increase                                45,698,610      $  928,742,577
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,098,871      $1,715,080,611
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            63,098,871       1,715,080,611

Shares
repurchased                                (17,486,774)       (476,297,713)
---------------------------------------------------------------------------
Net increase                                45,612,097      $1,238,782,898
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 64,661,133      $1,294,888,144
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            64,661,133       1,294,888,144

Shares
repurchased                                 (9,895,865)       (194,839,289)
---------------------------------------------------------------------------
Net increase                                54,765,268      $1,100,048,855
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,497,708        $240,054,653
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             8,497,708         240,054,653

Shares
repurchased                                   (835,231)        (23,491,185)
---------------------------------------------------------------------------
Net increase                                 7,662,477        $216,563,468
---------------------------------------------------------------------------

                                           For the period February 1, 1999
                                           (commencement of operations) to
                                                             July 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,383,619         $72,850,113
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             3,383,619          72,850,113

Shares
repurchased                                   (114,533)         (2,464,821)
---------------------------------------------------------------------------
Net increase                                 3,269,086         $70,385,292
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,642,156         $71,820,706
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,642,156          71,820,706

Shares
repurchased                                 (1,222,665)        (33,553,731)
---------------------------------------------------------------------------
Net increase                                 1,419,491         $38,266,975
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,076,095         $78,161,548
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             4,076,095          78,161,548

Shares
repurchased                                 (1,310,460)        (23,322,789)
---------------------------------------------------------------------------
Net increase                                 2,765,635         $54,838,759
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,794,152         $80,464,553
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,794,152          80,464,553

Shares
repurchased                                 (1,226,232)        (34,939,862)
---------------------------------------------------------------------------
Net increase                                 1,567,920         $45,524,691
---------------------------------------------------------------------------

                                               For the period July 1, 1999
                                           (commencement of operations) to
                                                             July 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,006,739         $22,318,441
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,006,739          22,318,441

Shares
repurchased                                    (40,963)           (928,226)
---------------------------------------------------------------------------
Net increase                                   965,776         $21,390,215
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jeffrey R. Lindsey
Vice President and Fund Manager

C. Beth Cotner
Vice President and Fund Manager

David J. Santos
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN061-63667  2AP/2HJ/2HK/2HL  9/00


PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Growth Opportunities Fund
Supplement to Annual Report dated 7/31/00
The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
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Total return
for periods ended 7/31/00                            NAV

1 year                                              37.96%
Life of fund (since class A inception, 10/2/95)    297.65
Annual average                                      33.08

Share value:                                         NAV

7/31/99                                            $21.55
7/31/00                                             29.73
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The fund did not make any distributions during this period.
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Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. For a portion of these periods, the fund was offered on a limited basis and had limited assets. Performance data reflect an expense limitation previously in effect, without which returns would have been lower. Without the limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.